                          OPTICARE HEALTH SYSTEMS, INC.

                                 PROMISSORY NOTE

$1,000,000                                                    SEPTEMBER 1, 2005
                                                         WATERBURY, CONNECTICUT

         OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation and OPTICARE EYE
HEALTH CENTERS, INC., a Connecticut corporation (collectively, the "Borrowers"
and individually, a "Borrower"), for value received, hereby jointly and severally unconditionally promise to pay to the order of REFAC (the "Holder"), a
Delaware corporation on the Maturity Date (as defined herein) the principal amount of One Million Dollars ($1,000,000), together with interest thereon as provided herein. The Borrowers further agree to pay interest accrued on the unpaid principal amount outstanding hereunder from time to time from the date hereof, in like money, in the manner and at the rates and on the dates specified herein.

         1. Interest; Payments.

            (a) The entire principal balance, together with any accrued but unpaid interest and charges due on any late payments shall be due and payable on
January 25, 2007 (the "Maturity Date"). Notwithstanding the foregoing or anything herein to the contrary, if the merger provided for in the Merger
Agreement (the "Merger Agreement"), dated August 22, 2005, between Refac,
OptiCare Merger Sub, Inc. and OptiCare Health Systems, Inc. ("OHS") is not
completed on or before January 31, 2006, the Maturity Date shall be March 31,
2006.

            (b) If the Maturity Date would fall on a day that is not a Business
Day (as defined below), the payment due on the Maturity Date will be made on the next succeeding Business Day with the same force and effect as if made on the
Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the city of New York, New York.

            (c) Until this Promissory Note (the "Note") is paid in full, interest shall accrue on the unpaid principal amount at the Applicable Interest
Rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof up to but excluding the Maturity Date. For purposes of this Note, "Applicable Interest Rate" shall mean Prime Rate plus 5.5%. "Prime
Rate" shall have the same meaning as in the Second Amended and Restated
Revolving Credit, Term Loan and Security Agreement, dated March 29, 2004 and amended on August 16, 2004, August 27, 2004 and January 12, 2005, between the
Borrowers and CapitalSource Finance LLC ("CapitalSource"), a

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Delaware limited liability company. Such agreement, together with the amendments thereto is herein collectively referred to as the "CapitalSource Loan
Agreement".

            (d) Payment of interest on this Note shall be made by wire transfer of immediately available funds on the fifteenth day of each calendar month commencing October 15, 2005 to an account designated by Holder or, if no such account is designated, by certified or official bank check sent to Holder at its address set forth in Section 4(a) hereof or to such other address as Holder may designate for such purpose from time to time by written notice to OHS, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            (e) Payment of the principal and accrued interest on the Maturity
Date shall be made by wire transfer of immediately available funds to an account designated by Holder or, if no such account is designated, by certified or official bank check sent to Holder at its address set forth in Section 4(a)
hereof or to such other address as Holder may designate for such purpose from time to time by written notice to OHS, in such coin or currency of the United
States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. The Borrowers hereby expressly waive demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

            (g) If any payment hereunder is not made within ten (10) days from its due date, a late charge of five percent (5%) of each payment so overdue may be charged by Holder for the purpose of defraying the expenses incident to handling such delinquent payment.

            (h) All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum rate permitted by law (the "Maximum
Rate"). If, for any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the debt evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and
if, for any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such

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amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest.
This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between the Borrowers and Holder with respect to the debt evidenced hereby.

            (i) Borrowers may prepay all or part of the unpaid principal balance due hereunder at any time or from time to time without penalty.

         2. Events of Default.

            The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

            (a) A default in the payment of the principal or interest on this
Note, when and as the same shall become due and payable.

            (b) A default in the performance, or a breach, of any of the covenants of OHS contained in the Merger Agreement.

            (c) A default in the performance, or a breach, of any other covenant or agreement of any of the Borrowers in or pursuant to this Note, the Merger
Agreement or the CapitalSource Loan Agreement.

            (d) Any material breach of a representation, warranty or
certification made by any of the Borrowers in or pursuant to this Note, the
Merger Agreement or the CapitalSource Loan Agreement.

            (e) A default or event of default which remains uncured following any applicable grace or cure period shall have occurred with respect to the
Borrowers' indebtedness to CapitalSource.

            (f) The entry of a decree or order by a court having jurisdiction adjudging any of the Borrowers as bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any of the Borrowers under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by any of the Borrowers of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by any of the Borrowers to the institution of bankruptcy or insolvency proceedings against it, or the filing by any of the
Borrowers of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by any of the Borrowers to the filing of such petition or to the appointment of a receiver, liquidator,

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assignee, trustee, sequestrator or similar official of such Borrower or of any substantial part of the property of such Borrower, or the making by any of the
Borrowers of an assignment for the benefit of creditors, or the admission by any of the Borrowers in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by any such Borrower in furtherance of any such action.

         3. Remedies Upon Default.

            Upon the occurrence of an Event of Default, Holder, by notice in writing given to OHS, may declare the entire principal amount then outstanding of, and the accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Borrowers. Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Borrowers, and in connection with any such action or proceeding shall be entitled to receive from the Borrowers payment of the principal amount of this Note, plus accrued interest to the date of payment, plus reasonable expenses of collection, including, without limitation, reasonable attorneys'
fees and expenses actually incurred.

         4. Miscellaneous.

            (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, overnight courier, confirmed telex or facsimile transmission or otherwise by hand or by messenger, addressed (i) if to the
Borrowers, to the attention of OHS, at its offices at 87 Grandview Avenue,
Waterbury, Connecticut 06708 to the attention of Chief Executive Officer, or
(ii) if to Holder, at its offices at One Bridge Plaza, Fort Lee, New Jersey
07024, to the attention of Chief Executive Officer and (iii) in either case, to such other address as the party shall have furnished to the other party in writing in accordance with the provisions of this Section 4(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 4(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 4(a) shall be deemed given at the time of receipt thereof.

            (b) Upon receipt of evidence reasonably satisfactory to OHS, of the loss, theft, destruction or mutilation of this Note (and upon surrender of this
Note if mutilated), the Borrowers shall execute and deliver to Holder a new Note of like date, tenor and denomination.

            (c) No course of dealing and no delay or omission on the part of
Holder or the Borrowers in exercising any right or remedy shall operate as a waiver thereof or

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otherwise prejudice Holder's or the Borrowers' rights, powers or remedies, as the case may be. No right, power or remedy conferred by this Note upon Holder or the Borrowers shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

            (d) This Note may be amended only by a written instrument executed by the Borrowers (or its successor or permitted assignee, if applicable) and
Holder hereof. Any amendment shall be endorsed upon this Note and all future
Holders shall be bound thereby.

            (e) If one or more provisions of this Note are held to be
unenforceable under applicable law, such provision shall be excluded from this
Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            (f) This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

            (g) The Borrowers irrevocably consent to the exclusive jurisdiction of any of the federal and state courts located in the State of New York sitting in New York County, New York in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this
Note or any such document or instrument.

                                  [END OF PAGE]

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         IN WITNESS WHEREOF, intending to be legally bound hereby, each of the
Borrowers have executed this Note under seal, intending to be legally bound hereby, the day and year first above written.

                                  OPTICARE HEALTH SYSTEMS, INC.

                                  By: /s/ Christopher J. Walls
                                      ----------------------------------
                                      Name:  Christopher J. Walls
                                      Title: Chief Executive Officer

                                  OPTICARE EYE HEALTH CENTERS, INC.

                                  By: /s/ Christopher J. Walls
                                      ----------------------------------
                                      Name:  Christopher J. Walls
                                      Title: Chief Executive Officer

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